                                                                   EXHIBIT 10.23

                                    NVR, INC.
                              7601 Lewinsville Road
                             McLean, Virginia 22102

                                           Dated as of: July 12, 2001

Fleet National Bank
Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Comerica Bank
Comerica Tower
500 Woodward Avenue, 7/th/ Floor
MC 3256
Detroit, Michigan 48226

U.S. Bank National Association
601 Second Avenue, South
Minneapolis, Minnesota  55402

         Re:    Amendment No. 5 to Third Amended and Restated Credit Agreement
                --------------------------------------------------------------

Ladies and Gentlemen:

         We refer to the Third Amended and Restated Credit Agreement, dated as of September 30, 1998 (as amended, the "Credit Agreement"), by and among NVR, Inc. (the "Borrower"), Fleet National Bank, successor by merger to BankBoston, N.A. ("Fleet"), U.S. Bank National Association ("USB") and Comerica Bank ("Comerica") (collectively, the "Banks"), and Fleet as Agent for the Banks (the "Agent"). Terms used in this letter of agreement (this "Amendment No. 5") which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

         We have requested you to make modifications to the Credit Agreement and certain other Loan Documents (collectively, the "Modifications"). You have advised us that you are prepared and would be pleased to make the Modifications on the condition that we join with you in this Amendment No. 5.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment No. 5, and fully intending to be legally bound by this Amendment No. 5, we hereby agree with you as follows:

                                    ARTICLE I
                                    ---------

                         AMENDMENTS TO CREDIT AGREEMENT
                         ------------------------------

         Unless otherwise noted, effective as of July 12, 2001, the Credit Agreement is amended as follows:

         (a) The terms "Loan Documents" and "Credit Agreement" shall, wherever used in the Credit Agreement or any of the other Loan Documents, including, without limitation, each Revolving Credit Note, be deemed to also mean and include this Amendment No. 5. Each New Note (defined below) shall be deemed for all purposes of the Loan Documents to be Revolving Credit Notes.

         (b) The definition of "Majority Banks" contained in Section 1 of the Credit Agreement is hereby amended: (i) by deleting each reference to "sixty-six percent (66%)" contained therein; and (ii) by inserting in place thereof the following: "sixty percent (60%)".

         (c) The following new definition is added to Section 1 of the Credit Agreement as follows:

                "Investment Grade Rating".  A rating from (i) Standard & Poor's
                 -----------------------
                Rating Group, a division of McGraw Hill, Inc., of BBB- or better, or (ii) Moody's Investors Service, Inc. of Baa3 or better.

         (d) Section 2.1.1 of the Credit Agreement is hereby amended: (i) by deleting each reference to the date "May 31, 2003" contained therein; and (ii) by inserting in place thereof the following: "May 31, 2004".

         (e) Section 2.2.1 of the Credit Agreement is hereby amended: (i) by deleting the first clause (i) of the proviso contained therein; and (ii) by inserting in place thereof the following: "(i) the aggregate Maximum Drawing Amount at any one time outstanding shall not exceed $40,000,000".

         (f) Section 3.1 of the Credit Agreement is hereby amended: (i) by deleting the reference to "$60,000,000" contained therein; and (ii) by inserting in place thereof the following: "$85,000,000".

         (g) Section 3.1 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

                "Notwithstanding the foregoing, the parties hereto agree that if at any time the Borrower receives an Investment Grade Rating, and for so long as such Investment Grade Rating is maintained, the Borrowing Base (and any limitations on borrowing imposed thereby and reporting requirements related to the calculation of the Borrowing Base) shall be waived for all purposes of this Agreement and the "Maximum Commitment Amount" during such period shall be equal to the sum of the several Commitments of the Banks as shown on Schedule 1 hereto, such sum not to exceed
                                  ----------
                $85,000,000, subject to (S)2.1.1 and (S)3.3 below (which such amount is the "Scheduled Commitment Amount")."

         (h) Section 3.3 of the Credit Agreement is hereby amended: (i) by deleting the reference to "$60,000,000" contained therein; and (ii) by inserting in place thereof the following: "$85,000,000".

         (i) Section 9.6(g) of the Credit Agreement is hereby amended: (i) by deleting the reference to "$10,000,000" contained therein; and (ii) by inserting in place thereof the following:

"$20,000,000".

         (j) With respect only to any fiscal quarter during which the Borrowing Base was not in effect at any time, Section 9.7 of the Credit Agreement is hereby amended: (i) by deleting the reference to "$80,000,000" contained therein; and (ii) by inserting in place thereof the following:
"$125,000,000".

         (k) With respect only to any fiscal quarter during which the Borrowing Base was not in effect at any time, Section 9.8 of the Credit Agreement is hereby amended: (i) by deleting the reference to "2.0:1" contained therein; and (ii) by inserting in place thereof the following: "2.5:1".

         (l) With respect only to any fiscal quarter during which the Borrowing Base was not in effect for any period of time, Section 9.9 of the Credit Agreement is hereby amended: (i) by deleting the reference to "4.0:1" contained therein; and (ii) by inserting in place thereof the following:
"3.5:1".

         (m) With respect only to any fiscal quarter during which the Borrowing Base was not in effect for any period of time, Section 9.9A of the Credit Agreement is hereby amended: (i) by deleting the reference to "5.5:1" contained therein; and (ii) by inserting in place thereof the following:
"5.0:1".

         (n) Section 9.21(j) of the Credit Agreement is hereby amended: (i) by deleting the references to "$3,000,000" and "$15,000,000", respectively, contained therein; and (ii) by inserting in place thereof the following, respectively: "$5,000,000" and "$25,000,000".

         (o) Section 9.29 of the Credit Agreement is hereby amended by inserting the following new clause (d) at the end thereof:

                "(d) This representation, warranty and covenant shall not be effective at any time when the Borrowing Base is not in effect in accordance with Section 3.1."

         (p) Exhibit C to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex 1 attached hereto.
                             -------

         (q) Schedule 1 (Revised Schedule 1) to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex 2 attached hereto.
                                                       -------

                                   ARTICLE II
                                   ----------

                        CONDITIONS PRECEDENT TO AMENDMENT
                        ---------------------------------

         The Banks' agreement herein to amend the Credit Agreement is subject to the fulfillment of the following conditions:

                (a) The Agent shall have received from the Borrower this Amendment No. 5 and an amended and restated Revolving Credit Note in favor of each Bank (the "New Notes"), duly executed and delivered by the Borrower;

                (b) The Agent shall have received satisfactory evidence of the corporate authority of the Borrower to enter into this Amendment No. 5 (including to incur the additional borrowings contemplated hereby);

                (c) The Agent shall have received for the respective accounts of the Banks, (i) an amendment fee equal to $48,000, to be paid ratably to each Bank based on its Commitment and (ii) an increase fee to each Bank providing an increase in their Commitment pursuant hereto in an amount equal to .003 multiplied by such increase; and

                (d) the Agent and each of the Banks shall have executed this Amendment No. 5.


                                   ARTICLE III
                                   -----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Borrower hereby represents, warrants and covenants to you as follows:

         (a)    Representations in Credit Agreement. To the best of the
                -----------------------------------
Borrower's knowledge, each of the representations and warranties made by or on behalf of the Borrower to you in the Credit Agreement and the other Loan Documents, as amended through this Amendment No. 5, was true and correct when made, and is true and correct in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Amendment No. 5, except to the extent that such representations and warranties relate solely to a prior date.

         (b)    No Events of Default.  No Default or Event of Default exists on
                --------------------
the date hereof (after giving effect to the Modifications contemplated hereby and the transactions described herein).

         (c)    Binding Effect of Documents.  This Amendment No. 5 has been duly
                ---------------------------
executed and delivered to you by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

         (d)    Consents.  The Borrower has obtained all consents which are
                --------
necessary in order to consummate the transactions referred to in this Amendment No. 5, and has furnished copies of all such consents, if any, to the Agent.

                                   ARTICLE IV
                                   ----------

                        PROVISIONS OF GENERAL APPLICATION
                        ---------------------------------

         (a)    No Other Changes.  Except as otherwise expressly provided by
                ----------------
this Amendment No. 5 and the New Notes, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents remain unaltered. The Credit Agreement and this Amendment No. 5 shall be read and construed as one agreement.

         (b)    Governing Law.  Each of this Amendment No. 5 and the New Notes
                -------------
is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Amendment No. 5 and the New Notes and the rights and obligations of each of the parties hereto and thereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (c)    Binding Effect; Assignment.  This Amendment No. 5 and the New
                --------------------------
Notes shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

         (d)    Counterparts.  This Amendment No. 5 may be executed in any
                ------------
number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 5, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

         (e)    Conflict with Other Agreements.  If any of the terms of this
                ------------------------------
Amendment No. 5 shall conflict in any respect with any of the terms of the Credit Agreement or any other Loan Document, the terms of this Amendment No. 5 shall be controlling.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment No. 5 and return such counterpart to the undersigned, whereupon this Amendment No. 5 shall become a binding agreement between you and the undersigned.

                                       Very truly yours,

                                       NVR, INC.

                                       By:______________________________________
                                       Title: Sr. Vice President Finance and CFO


                       [Signatures continued on next page]

         The foregoing Amendment No. 5 is hereby accepted by the undersigned as of July 12, 2001.

FLEET NATIONAL BANK,
  Individually and as Agent


By:__________________________________
     Title: Director

COMERICA BANK


By:__________________________________
     Title: Account Officer

U.S. BANK NATIONAL ASSOCIATION


By:__________________________________
     Title: Assistant Vice President

                                     ANNEX 1
                                     -------


                                    [FORM OF]
                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
                              ---------------------

$30,000,000.00                                                     July__, 2001


         FOR VALUE RECEIVED, the undersigned, NVR, INC., a corporation organized and existing under the laws of Virginia having its principal place of business at 7601 Lewinsville Road, McLean, Virginia 22102 (the "Borrower"), promises to pay, on or before the Maturity Date (as defined in the Credit Agreement hereinafter referred to) to the order of FLEET NATIONAL BANK (hereinafter, together with its successors in title and assigns, called the "Bank") at the head office of FLEET NATIONAL BANK (the "Agent"), at 100 Federal Street, Boston, Massachusetts 02110, the principal sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower pursuant to that certain Third Amended and Restated Credit Agreement dated as of September 30, 1998 and as the same may now or hereafter be amended (the "Credit Agreement") among the Bank, the Borrower, the other financial institutions named therein and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Unless otherwise provided herein, the rules of interpretation set forth in (S)1 of the Credit Agreement shall be applicable to this Note.

         IT IS UNDERSTOOD THAT THIS NOTE IS A REPLACEMENT NOTE FOR (i) AN EXISTING REVOLVING CREDIT NOTE DATED SEPTEMBER 30, 1998 IN THE PRINCIPAL AMOUNT OF $24,000,000 PAYABLE TO THE BANK AND (ii) AN EXISTING REVOLVING CREDIT NOTE DATED AUGUST 30, 1999 IN THE PRINCIPAL AMOUNT OF $5,000,000 PAYABLE TO THE BANK. IT IS ALSO UNDERSTOOD THAT THIS NOTE CONSTITUTES A REVOLVING CREDIT NOTE UNDER THE CREDIT AGREEMENT.

         The Borrower also promises to pay (a) principal from time to time at the times provided in the Credit Agreement and (b) interest from the date hereof on the principal amount from time to time unpaid at the rates and times set forth in the Credit Agreement and in all cases in accordance with the terms of the Credit Agreement. The Agent may endorse the record relating to this Note with appropriate notations evidencing advances and payments of principal hereunder as contemplated by the Credit Agreement.

         This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of the Credit Agreement. The principal of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Credit Agreement.

         In case an Event of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower and all endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name as an instrument under seal by its duly authorized officer on the date and in the year first above written.

ATTEST:                                               NVR, INC.


By:______________________                             By:_______________________
   Name:                                                 Name:
   Title:                                                Title:


                                                             [Corporate Seal]

                                  ADVANCES AND
                                  ------------
                             REPAYMENTS OF PRINCIPAL
                             -----------------------

         Advances and payments of principal of this Note were made on the dates and in the amounts specified below:

---------------------------------------------------------------------------------------
                                          Amount of
                                      Principal Prepaid         Balance of
                  Amount of Loan          or Repaid          Principal Unpaid    Notation Made
         Date                                                                         By:
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

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

                                     ANNEX 2
                                     -------


                                     Revised
                                   SCHEDULE 1

                                    NVR INC.
                                BANK COMMITMENTS

--------------------------------------------------------------------------------
Senior Revolving Credit               Commitment %          Commitment Amount
-----------------------               ------------          -----------------
--------------------------------------------------------------------------------
Comerica Bank                             29.4%                $25,000,000
--------------------------------------------------------------------------------
U.S. Bank, National Association           35.3%                $30,000,000
--------------------------------------------------------------------------------
Fleet National Bank                       35.3%                $30,000,000
--------------------------------------------------------------------------------